UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2008

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (l7 CFR 240-14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
(b) The McClatchy Company (the “Company”) has determined to reduce its workforce by about 10% as the company streamlines its operations and staff size.  The Company announced the workforce reductions on September 16, 2008.  The announced workforce reduction will come through both voluntary and involuntary separations and managed attrition involving about 1,150 positions. The Company will retain its strategic focus on sales, news and online operations as it realigns operations, with decisions about the size and profile of changes differing by newspaper operation.

The Company expects the announced workforce reduction to result in severance costs of approximately $20 million in the third quarter of 2008 and to produce annual savings of approximately $59 million.

On September 16, 2008, the Company issued a press release announcing the workforce reduction along with its third quarter 2008 dividend.  The press release is attached hereto as Exhibit 99.1 and information from the press release is hereby incorporated by reference.

Safe Harbor Statement

This report contains forward-looking statements, including those regarding the expected charges and future cash expenditures under, and anticipated timing of, the Plan. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to revenues, anticipated savings from cost reduction efforts, cash flows, debt levels, as well as future opportunities for the company and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements.  There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including:  the duration and depth of an economic recession in markets where McClatchy operates its newspapers may reduce its income and cash flow greater than expected; McClatchy may not consummate contemplated transactions which may enable debt reduction on anticipated terms or at all; McClatchy may not achieve its expense reduction targets or may do harm to its operations in attempting to achieve such targets; McClatchy’s operations have been, and will likely continue to be, adversely affected by competition, including competition from internet publishing and advertising platforms; McClatchy’s expense and income levels could be adversely affected by changes in the cost of newsprint and McClatchy’s operations could be negatively affected by any deterioration in its labor relations; and other risks described in the Company’s SEC filings. The Company undertakes no obligation to revise or update any forward-looking statements.

Item 9.01. (d) Exhibits	Financial Statements and Exhibits.
The following exhibit is filed as part of this Current Report on Form 8-K. Exhibit No. Description 99.1 Press release issued by The McClatchy Company dated September 16, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 17, 2008	The McClatchy Company

/s/ Patrick J. Talamantes
Patrick J. Talamantes
Vice President and Chief Financial Officer